United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2022 (October 30, 2022)
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective as of October 30, 2022, the board of directors (the “Board”) of Louisiana-Pacific Corporation (the “Company”) unanimously adopted Amended and Restated Bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”) in connection with the new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the General Corporation Law of the State of Delaware (the “DGCL”), and a periodic review of the bylaws.
The Amended and Restated Bylaws, among other things:
•Clarify the power of the Company to postpone, reschedule or cancel any annual or special meetings of stockholders;
•Add provisions relating to stockholder meetings held solely or in part by means of remote communication;
•Clarify the powers of the chairperson of any stockholders’ meeting to regulate conduct at such meeting;
•Clarify that abstentions and broker non-votes will not be counted as votes cast but will be counted for purposes of establishing a quorum;
•Modify the provisions relating to lists of stockholders entitled to vote at a meeting of stockholders to reflect recent amendments to the DGCL;
•Enhance the existing procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals made in connection with annual meetings of stockholders, including, without limitation, as follows:
•Requiring additional disclosures, representations and acknowledgments from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders, including regarding compliance with new Rule 14a-19 under the Securities Exchange Act of 1934, as amended, with respect to nominating stockholders; and
•Updating the deadline for timely notice by stockholders to require notice be given not less 90 nor more than 120 calendar days prior to the first anniversary of the date of the immediately preceding year’s annual meeting of stockholders (to be effective for the 2024 annual meeting of stockholders);
•Require that any stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white (white is reserved for exclusive use by the Board); and
•Make various other updates, including ministerial and conforming changes, including changes in furtherance of gender neutrality.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Louisiana-Pacific Corporation
104	Cover Page Interactive Data File (embedded within Inline XBRL document and contained in Exhibit 101)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: November 2, 2022